UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 26, 2004

INTERNET AMERICA, INC.

(Exact name of registrant as specified in its charter)

Texas	000–25147	86–0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dallas Centre
350 N. St. Paul, Suite 3000
Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 861-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors.

On October 29, 2004, Internet America, Inc., (the “Company”) filed a Current Report on Form 8-K dated October 26, 2004 which erroneously reported the election of Mr. David Hanna to the Board of Directors of the Company on October 27, 2004. This amendment corrects this information. On October 26, 2004, the Board of Directors of the Company elected Mr. David Hanna to serve as a director of the Company. Mr. Hanna was elected to serve as a Class I director whose term expires at the Company’s 2006 annual meeting of shareholders. Mr. Hanna was also elected as Chairman of the Board of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

INTERNET AMERICA, INC.

Date: November 1, 2004	By:	/s/ William E. Ladin, Jr.
William E. Ladin, Jr.
Chief Executive Officer